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SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Omtool, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

                        March 21, 2003

Dear Fellow Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, which will be held this year on Monday, April 21, 2003, at 1:00 P.M. local time, at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079.

        At this year's meeting, you are asked to elect two Class III directors and to ratify the selection of PricewaterhouseCoopers LLP as Omtool Ltd.'s auditors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that the election of its nominees as directors and the ratification of its appointment of auditors are in the best interest of Omtool, Ltd. and its stockholders, and accordingly recommends a vote FOR Items 1 and 2 on the enclosed proxy card.

        Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy ballot in the envelope provided, complete your proxy by calling the toll-free telephone number listed on the proxy card or complete your proxy on the Internet at the address listed on the proxy card. If the address on the accompanying material is incorrect, please advise the Company in writing at 8A Industrial Way, Salem, New Hampshire 03079, Attention: Timothy P. Losik.

                      For the Board of Directors
                      Robert L. Voelk
                       Chief Executive Officer, President and
                      Chairman of the Board

OMTOOL, LTD.

8A INDUSTRIAL WAY
SALEM, NEW HAMPSHIRE 03079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on April 21, 2003

To The Stockholders:

        The Annual Meeting of Stockholders of Omtool, Ltd., a Delaware corporation, will be held on Monday, April 21, 2003 at 1:00 P.M. local time at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079, for the following purposes:

  1.
  To elect two Class III directors to serve for a term of three-years.

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Friday, February 28, 2003, the record date fixed by the Board of Directors for such purpose. To ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-prepaid envelope (2) by completing your proxy by using the toll-free telephone number listed on the proxy card or (3) by completing your proxy on the Internet at the address listed on the proxy card.

                      By Order of the Board of Directors,
                      Timothy P. Losik
                       Secretary

Salem, New Hampshire
March 21, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE, (2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED IN THE ENCLOSED PROXY CARD OR (3) COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

OMTOOL, LTD.

8A INDUSTRIAL WAY
SALEM, NEW HAMPSHIRE 03079

PROXY STATEMENT

March 21, 2003

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Omtool, Ltd. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Monday, April 21, 2003 at 1:00 P.M. local time, at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079.

        Only stockholders of record as of the close of business on February 28, 2003 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of that date, 1,744,542 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised. Each of the persons named as a proxy in the proxy is a director and/or executive officer of the Company.

        An Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2002, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about March 21, 2003.

        The mailing address of the Company's principal executive offices is 8A Industrial Way, Salem, New Hampshire 03079.

        All properly executed proxies returned in time to be counted at the meeting and not revoked will be voted, and with respect to the election of the members of the Board of Directors, will be voted as stated below under "Election of Directors." Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR the matters if no specification is indicated.

        The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker "non-votes" are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

        The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date (except as set forth below): (i) by each person who, to the knowledge of the Company, owned beneficially more than 5% of the 1,744,542 shares of Common Stock of the Company outstanding at such date; (ii) by each director and nominee; (iii) by each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) by the directors, nominees and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Summit Partners (3) 600 Atlantic Avenue Boston, MA 02110	242,625	13.9%
Robert L. Voelk (4) Omtool, Ltd. 8A Industrial Way Salem, NH 03079	215,450	12.3%
Martin A. Schultz (5) eSped.com, Inc. 8 Industrial Way Salem, NH 03079	205,679	11.8%
Dimensions Fund Advisors, Inc. (6) 1299 Ocean Ave Santa Monica, CA 90401	132,614	7.6%
Richard D. Cramer (7)	17,607	1.0%
Arnold E. Ditri (8)	17,857	1.0%
Andrew E. Lietz (9)	7,142	*
William C. Styslinger, III (10)	16,557	*
Timothy P. Losik (11)	10,714	*
Jeffrey C. Gretz (12)	25,648	1.5%
Michael K. Sheehy (13)	5,357	*
Anthony J. Scamurra (14)	41,714	2.4%
All executive officers, nominees and directors as a group (12 persons) (15)	563,725	30.5%

*
Less than 1% of the outstanding Common Stock.

(1)
The persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted in the footnotes below and except to the extent authority is shared by spouses under applicable law.

(2)
The number of shares of Common Stock deemed outstanding includes (i) 1,744,542 shares of Common Stock outstanding as of the Record Date and (ii) shares of Common Stock issuable pursuant to options held by the respective person or group which may be exercised within 60 days after the Record Date, as set forth below.

(3)
Based on a Schedule 13G dated February 14, 2000 filed by Summit Ventures IV, L.P., reflecting beneficial ownership as of December 31, 1999. Includes 229,995 shares held by Summit Ventures IV, L.P. and 12,630 shares held by Summit Investors III, L.P. The respective general partners of these entities exercise sole voting and investment power with respect to the shares owned by such entities.

(4)
Includes 17,857 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Voelk. Excludes 13,142 shares held in trust for the benefit of certain family members; Mr. Voelk disclaims beneficial ownership of such shares.

(5)
Includes 3,571 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Schultz. Excludes 42,857 shares held in trust for the benefit of certain family members; Mr. Schultz disclaims beneficial ownership of such shares.

(6)
Based on a Schedule 13G dated February 3, 2003 filed by Dimensional Fund Advisors Inc. ("DFA") reflecting beneficial ownership as of December 31, 2002. According to the Schedule 13G, DFA exercises sole voting power and sole disposition power to all such shares. DFA, as an investment advisor registered under the Investment Advisers Act of 1940, as amended, disclaims beneficial ownership to all such shares.

(7)
Includes 10,714 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Cramer.

(8)
Includes 3,571 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Ditri.

(9)
Includes 3,571 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Lietz.

(10)
Includes 12,857 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Styslinger.

(11)
Mr. Losik's beneficial ownership consists of 10,714 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Losik.

(12)
Includes 14,464 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Gretz. Mr. Gretz is no longer an executive officer of the Company as of August 2002.

(13)
Mr. Sheehy's beneficial ownership consists of 5,357 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date.

(14)
Includes 16,964 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Scamurra and 11,170 shares of Common Stock held by Mr. Scamurra's spouse. Mr. Scamurra is no longer an executive officer of the Company as of August 2002.

(15)
All current directors, nominees and executive officers as a group hold options to purchase 68,214 shares of Common Stock which may be exercised within 60 days of the Record Date. Excludes 31,428 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date held by Messrs. Gretz and Scamurra as they are no longer executive officers of the Company.

PROPOSAL 1
ELECTION OF DIRECTORS

        No proxy may be voted for more people than the number of nominees set forth below. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Robert L. Voelk or Martin A. Schultz (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of Messrs. Voelk and Schultz, respectively. The Board of Directors knows of no reason why Messrs. Voelk or Schultz should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person for fixing the number of directors at a lesser number.

Information Pertaining to Directors And Nominees

        In accordance with the Company's Amended and Restated By-laws (the "By-laws"), the Company's Board of Directors is divided into three classes. Richard D. Cramer, one of the Company's two Class I Directors, has served as a director since January 1996. Andrew E. Lietz, the Company's other Class I Director, has served as a director since July 2001. The terms of Messrs. Cramer and Lietz directorships expire as of the date of the Annual Meeting of Stockholders to be held in 2004. Arnold E. Ditri, one of the Company's two Class II Directors, has served as a director since July 2001. William C. Styslinger, III, the Company's other Class II Director, has served as a director since June 1997. The terms of Messrs. Ditri and Styslinger expire as of the date of the Annual Meeting of Stockholders to be held in 2005. Martin A. Schultz, one of the Company's two Class III Directors and the Company founder, has served as a director since the Company's inception in 1991. Robert L. Voelk, the Company's other Class III Director, has served as a director since August 1993. The terms of Messrs. Schultz and Voelk expire as of the date of the Annual Meeting of Stockholders to be held in 2003.

        Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. Each director holds office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

        The following table sets forth for each nominee to be elected at the meeting and for each Director who will continue to serve as a director beyond the meeting, the year such nominee or director was first elected as a director, the positions currently held by such nominee or director with the Company, the year such nominee's or director's term will expire and the class of director of such nominee or director.

Nominee's or Director's Name and Year Nominee or Director First Became a Director	Position(s) Held	Year Term Will Expire	Class of Director
Robert L. Voelk (1993)	Chairman of the Board, President and Chief Executive Officer	2003	III
Martin A. Schultz (1991)	Director	2003	III
Richard D. Cramer (1996)	Director	2004	I
Andrew E. Lietz (2001)	Director	2004	I
Arnold E. Ditri (2001)	Director	2005	II
William C. Styslinger, III (1997)	Director	2005	II

Occupations of Directors and Executive Officers

        The following table sets forth the Class III nominees to be elected at the meeting, the current directors who will continue to serve as directors beyond the meeting, and the current executive officers of the Company, their ages and the positions currently held by each such person with the Company:

Name	Age	Position
Robert L. Voelk	47	Chairman of the Board, President and Chief Executive Officer
Timothy P. Losik	44	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary
Michael K. Sheehy	55	Executive Vice President of Worldwide Sales
Richard D. Cramer (1, 2)	40	Director
Arnold E. Ditri	66	Director
Andrew E. Lietz (1, 2)	64	Director
Martin A. Schultz	47	Director
William C. Styslinger, III (1, 2)	56	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

Directors to be Elected at the Meeting

        Martin A. Schultz, the founder of the Company, has served as a Director of the Company since its inception in March 1991. Mr. Schultz served the Company as its Chief Technology Officer from May 1998 to December 1999. Mr. Schultz served as the Company's President from its inception through August 1993 and from January 1996 through May 1999. Mr. Schultz served as Chief Executive Officer of the Company from March 1991 to January 1996. Since January 2003 Mr. Schultz has served as a Director of eSped.com, Inc. which provides internet based applications, services and information to the K-12 education community. From March 2002 to January 2003, Mr. Schultz served as the Chief Executive Officer of eSped.com, Inc. ("eSped"). From January 2000 to March 2002, Mr. Schultz was the Chief Technical Officer of eSped. Mr. Schultz served as Vice President of ASA International, Ltd., a designer and developer of proprietary vertical market software, from April 1989 to January 1991.

        Robert L. Voelk has served as a Director of the Company since August 1993. Mr. Voelk served as Chief Executive Officer of the Company from January 1996 to December 1999 and from July 2000 to the present. Mr. Voelk has also served as President of the Company from August 1993 to January 1996 and from July 2000 to the present. Mr. Voelk has served as the Chairman of eSped since January 2000 and Chief Executive Officer from January 2000 to March 2002. Mr. Voelk was employed in various positions at ASA International, Ltd., from 1981 to 1993, most recently serving as Executive Vice President and Director. Mr. Voelk is a Director of ASA International, Ltd.

Directors Whose Terms Extend Beyond the Meeting

        Richard D. Cramer has served as a Director of the Company since January 1996. Since September 2001, Mr. Cramer has served as President and Chief Executive Officer of Veridiem, Inc., a developer of enterprise software marketing solutions. From January 1999 to September 2001, Mr. Cramer was a sales and marketing consultant. He has also served as Vice President, Sales and

Marketing of CENTRA Software, Inc., a developer and marketer of web-centric distance learning software, from May 1996 to January 1999. Mr. Cramer served as Vice President of North American Field Operations at Avid Technology, Inc., a developer of nonlinear film, video and audio solutions, from 1989 to 1995 and Vice President and General Manager of the Desktop Division of Avid Technology, Inc. during 1996.

        Andrew E. Lietz has served as a Director of the Company since July 2001. Mr. Lietz currently serves as the Managing Director of Rye Capital Management, a private equity investment firm. From September 2000 until June 2002, Mr. Lietz served as Executive Chairman of Clare Corporation, a manufacturer of integrated circuits. From October 1995 until June 2000, he served as President and Chief Executive Officer of Hadco Corporation, a global manufacturer of electronic interconnect products and services. Previously, Mr. Lietz served as Chief Operating Officer and Vice President of Hadco from July 1991 to October 1995, and served as director of Hadco from February 1993 through June 2000. Mr. Lietz serves as a director of Amphenol Corporation, a global manufacturer of electronic components for the industrial and military marketplace. He also serves on the Board of Trustees for the University System of New Hampshire.

        Arnold E. Ditri has served as a Director of the Company since July 2001. He was President and Chief Executive Officer of Hedstrom Corporation, a manufacturer and marketer of children's leisure and activity products, from March 1993 to December 2000. He was non-executive Chairman of Hedstrom from January 2001 to July 2001. Mr. Ditri served as President of Ditri Associates, Inc. from 1981 until 1994. Ditri Associates, with a number of financial partners, specialized in acquiring and building under achieving companies where Mr. Ditri served as Chief Executive Officer of the acquired companies. From 1984 through 1988, Ditri Associates built Eagle Industries, Inc. in partnership with Great American Management, Inc. of Chicago. From 1961 to 1981, Mr. Ditri was a management consultant with Booz Allen & Hamilton and Touche Ross & Co. He was a partner in Touche Ross from 1967 to 1981.

        William C. Styslinger, III has served as a Director of the Company since June 1997. Mr. Styslinger has served as President, Chief Executive Officer and Director of SeaChange International, Inc., a provider of software products to manage, store and distribute digital video for cable television operators and telecommunications companies, since 1993 and as Chairman of the Board of SeaChange International since January 1995. From March 1978 to July 1993, Mr. Styslinger was employed at Digital Equipment Company, a computer company, most recently as manager of the Cable Television Business Unit.

Executive Officers

        Timothy P. Losik has served the Company as Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer since April 2002. He recently served as Sr. Vice President of International PCB Operations for Sanmina Corporation, a global manufacturer of electronic interconnect products and services, from June 2000 to December 2000. Mr. Losik served as Sr. Vice President of Manufacturing for Hadco Corporation, a global manufacturer of electronic interconnect products and services, from June 1999 to June 2000, from November 1998 to June 1999 he served as Senior Vice President for Eastern Operations, and from March 1994 to October 1998 he served as Hadco's Sr. Vice President and Chief Financial Officer. Mr. Losik joined Hadco in 1986 and has held various finance positions between 1986 and 1994. Mr. Losik has held various positions, including being a partner, at various accounting firms from 1979 to 1986. Mr. Losik is a Certified Public Accountant.

        Michael K. Sheehy has served the Company as Executive Vice President of Worldwide Sales since August 2002. From August 1997 to December 2000, Mr. Sheehy was Senior Vice President of Worldwide Sales and Marketing at Hadco Corporation, a global manufacturer of electronic interconnect products and services, and from March 1995 to August 1997, Mr. Sheehy served as Hadco's Vice President and General Manager of its Value Added Manufacturing Division. From February 1991 to November 1994 Mr. Sheehy served as Vice President of Operations and of Logistics for Kendall Square Research Corporation, a manufacturer of parallel processing supercomputers. For 10 years prior to that, Mr. Sheehy held various manufacturing and operations management positions at Wang Laboratories, a designer and manufacturer of enterprise-wide computer hardware and software products.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company.

Board Meetings and Committees

        The Board of Directors met four times, and took action by unanimous written consent five times during the fiscal year ended December 31, 2002. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Audit Committee met seven times, and took action by written consent once during the fiscal year ended December 31, 2002. The Compensation Committee met three times during the fiscal year ended December 31, 2002. The Board of Directors does not currently have a standing nominating committee. With the exception of Mr. Styslinger, each director attended at least 75% of the aggregate of all the meetings of the Board of Directors and of all the committees of the Board of Directors of which he is a member during the fiscal year ending December 31, 2002.

        The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of executives and salaries of the employees and consultants to the Company. The Compensation Committee also makes recommendations to the Board of Directors concerning incentive compensation of employees and directors of and consultants to the Company. The current members of the Compensation Committee are Richard D. Cramer, Andrew E. Lietz and William C. Styslinger. Audit Committee recommends the engagement of auditors and is responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors. The current members of the Audit Committee are Messrs. Cramer, Lietz and Styslinger.

Compensation of Directors

        During 2002, independent directors received a participation fee of $1,000 for each Board of Directors meeting and $500 for each Board committee meeting that they attended in person. Outside directors have been and will continue to be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. No director who is an employee of the Company will receive separate compensation for services rendered as a director.

        The Company also provides individual and family medical insurance coverage for its non-employee directors under the Company's Group Medical and Dental Plans. A non-employee director may elect not to take the coverage, in which case the Company will pay the non-employee director $6,000 per year. Mr. Schultz has elected to take the medical coverage while Messrs. Cramer, Ditri, Lietz and Styslinger have elected to take the annual payment of $6,000.

        The Company entered into a consulting arrangement with Arnold E. Ditri, who has served as a Director of the Company since July 2001. Under this arrangement, Mr. Ditri provides consulting services to the Company at a fixed hourly rate and the Company reimburses Mr. Ditri for reasonable out of pocket expenses. Since the beginning of fiscal year 2001, the Company has paid $162,114 to Mr. Ditri pursuant to this consulting arrangement. The Company paid $106,184 to Mr. Ditri during fiscal year 2002. As of August 1, 2002, the Company terminated this consulting arrangement.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

        The following table sets forth information concerning the compensation for services in all capacities paid or accrued by the Company for the fiscal years ended December 31, 2002, 2001 and 2000, to (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2002 and (ii) each of the executive officers for the fiscal year ended December 31, 2002 (with the Chief Executive Officer, collectively, the "Named Executive Officers")and (iii) two individuals for whom disclosure would have been provided but for the fact that such individuals are no longer serving as executive officers of the Company:

SUMMARY COMPENSATION TABLE

Long Term Compensation (1) Awards
Annual Compensation (2)
Securities Underlying Options/ SARs (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)			All Other Compensation ($)(4)
Robert L. Voelk (5) Chief Executive Officer, President and Chairman of the Board	2002 2001 2000	350,000 350,000 276,923	— 50,000 —		— 35,714 —	8,840 8,261 7,070	(6) (6) (6)
Timothy P. Losik (7) Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2002 2001 2000	140,685 — —	— — —		42,857 — —	4,038 — —
Michael K. Sheehy (8) Executive Vice President of Worldwide Sales	2002 2001 2000	65,199 — —	— — —		42,857 — —	1,385 — —
Anthony J. Scamurra (9) Vice President of Engineering	2002 2001 2000	159,124 149,899 131,346	5,000 40,000 37,500		— — 125,000	1,512 5,100 5,065
Jeffrey C. Gretz (10) Vice President, Vertical Solutions	2002 2001 2000	133,840 152,004 130,041	43,669 24,340 30,000	(11) (12)	— — —	4,684 4,514 4,505

(1)
The Company did not grant any restricted stock awards or stock appreciation rights during fiscal 2002, 2001 and 2000. The Company does not have any long term incentive plan.

(2)
In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer during the year ended December 31, 2002.

(3)
Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(4)
Consists of the Company's matching contributions related to the Company's 401(k) Plan, premiums for life insurance paid by the Company on behalf of the Named Executive Officers and the two individuals for whom disclosure would have been provided but for the fact that such individuals are no longer serving as executive officers of the Company noted in the footnotes below.

(5)
Mr. Voelk has been the Company's Chief Executive Officer and President since July 2000. Mr. Voelk was Company's Chief Executive Officer from January 1996 to December 31, 1999.

(6)
Includes life insurance premiums paid by the Company on behalf of Mr. Voelk.

(7)
Mr. Losik joined the Company as Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer in April 2002. In January 2003, Mr. Losik was named Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary.

(8)
Mr. Sheehy has been the Executive Vice President of Worldwide Sales since August 2002.

(9)
Mr. Scamurra joined the Company in February 1998 as the Company's Director of Engineering. Mr. Scamurra was named the Company's Vice President of Engineering and an executive officer of the Company in April 2000. Mr. Scamurra is no longer an executive officer of the Company as of August 2002.

(10)
Mr. Gretz joined the Company in February 1998 as Vice President of Omtool Legal Systems. In January 2002 Mr. Gretz was named Vice President of Vertical Solutions. Mr. Gretz is no longer an executive officer of the Company as of August 2002.

(11)
Includes Commissions earned of $39,668.

(12)
Includes Commissions earned of $14,340.

        The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

			Column (c)
		Column (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	Column (a)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	391,725(1)	$12.27	620,097(2)
Equity compensation plans not approved by security holders	—	—	—
Total	391,725	$12.27	620,097

(1)
Issued pursuant to the Company's 1997 Stock Plan, as amended and the 1997 Employee Stock Purchase Plan.

(2)
Available for issuance pursuant to the Company's 1997 Stock Plan, as amended and the 1997 Employee Stock Purchase Plan.

Option Grants

        The following table sets forth information concerning options granted during the last fiscal year under the Company's 1997 Stock Plan, as amended, to the Named Executive Officers and the two individuals for whom disclosure would have been provided but for the fact that such individuals are no longer serving as executive officers of the Company. The Company did not grant any stock appreciation rights in 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Percent of Total Options/SARs Granted to Employees in Fiscal Year
Number of Securities Underlying Options/SARs Granted (#)(1)
Exercise or Base Price ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Robert L. Voelk	—	—	—	—	—	—
Timothy P. Losik	42,857	42%	8.19	4/9/12	220,741	559,402
Michael K. Sheehy	42,857	42%	4.34	8/18/12	116,974	296,435
Anthony J. Scamurra	—	—	—	—	—	—
Jeffrey C. Gretz	—	—	—	—	—	—

(1)
All of Mr. Losik's options were granted on April 10, 2002 and are exercisable in sixteen equal quarterly installments commencing on July 10, 2002 and shall vest upon a change in control. All of Mr. Sheehy's options were granted on August 19, 2002 and are exercisable in sixteen equal quarterly installments commencing on November 19, 2002, and shall vest upon a change in control. All of these options were granted at fair market value on the date of grant as determined by the Board of Directors of the Company.

(2)
Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on the fair market value on the date of grant and assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are mandated by the rules of the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation is net of the applicable exercise price, but does not take into account federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock. Actual gains, if any, are dependent upon the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation in this table can be achieved. This table does not take into account any appreciation in the price of the Common Stock to date.

Option Exercises and Fiscal Year-End Values

        Shown below is information with respect to options to purchase the Company's Common Stock granted under the Company's 1996 Stock Option Plan and 1997 Stock Plan, as amended, including (i) the number of shares of Common Stock received upon exercise of options in the fiscal year ended December 31, 2002; (ii) the net value realized upon such exercise; (iii) the number of unexercised options held at December 31, 2002; and (iv) the aggregate dollar value of unexercised options held at December 31, 2002.

AGGREGATED OPTION/SAR EXERCISES IN THE LAST
FISCAL YEAR AND FY-END
OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(2)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert L. Voelk	—	—	15,625	20,089	—	—
Timothy P. Losik	—	—	5,357	37,500	—	—
Michael K. Sheehy	—	—	2,678	40,178	—	—
Anthony J. Scamurra	—	—	13,838	7,590	—	—
Jeffrey C. Gretz	—	—	13,571	3,571	—	—

(1)
Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers and the two individuals for whom disclosure would have been provided but for the fact that such individuals are no longer serving as executive officers of the Company, but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. Named Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2)
Value is based on the difference between the option exercise price and the post-split fair market value at December 31, 2002 ($1.96 per share) multiplied by the number of shares of Common Stock underlying the option. As the fair market value of the options on December 31, 2002 was below or equal to the option exercise price, no unexercisable options were in-the-money on December 31, 2002 for all Named Executive Officers and the two individuals for whom disclosure would have been provided but for the fact that such individuals are no longer serving as executive officers of the Company.

Employment Arrangements

        In January 2000, the Company entered into an employment arrangement with Robert L. Voelk, providing for an annualized salary of $225,000 per year for each of the calendar years 2000 and 2001 for so long as Mr. Voelk remained Chairman of the Board of Directors of the Company and provided ongoing services as an employee. The arrangement also provides that Mr. Voelk shall continue to receive health insurance coverage and other benefits available to the Company's employees for each of the calendar year 2000 and 2001 while he remained an employee. In July 2000, the employment arrangement was amended to provide for an annualized salary of $350,000 per year for the remainder of calendar year 2000 and for the calendar year 2001 for so long as Mr. Voelk continues to serve as Chief Executive Officer and President of the Company.

        In March 2002, the Company entered into an employment arrangement with Timothy P. Losik, providing for severance payments and certain benefits upon a termination by the Company without Cause or by Mr. Losik without Good Reason within the first year of Mr. Losik's employment or anytime after a Change in Control of the Company.

        In July 2002, the Company entered into an employment arrangement with Michael K. Sheehy, providing for severance payments and certain benefits upon a termination by the Company without

Cause or by Mr. Sheehy without Good Reason within the first year of Mr. Sheehy's employment or anytime after a Change in Control of the Company.

Compensation Committee Report on Executive Compensation

        The Company's executive compensation program is administered by a three member Compensation Committee of the Board of Directors (the "Compensation Committee"). The members of the Compensation Committee are Messrs. Cramer, Lietz and Styslinger who are non-employee Directors. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of executive officers and the salaries of the employees of and consultants to the Company. The Compensation Committee also makes recommendations to the Board of Directors concerning incentive compensation of employees and directors of and consultants to the Company.

        The Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning the financial interests of the Company's executive officers and other employees with those of its stockholders by providing a competitive compensation package based on corporate and individual performance. In addition to cash compensation in the form of base salary, compensation under the executive compensation program can be comprised of annual cash incentive bonuses and long-term incentive awards in the form of stock option grants. The compensation program is also comprised of various benefits, including medical and insurance plans, as well as the Company's 1997 Stock Plan, as amended, the 1997 Employee Stock Purchase Plan, and 401(k) Plan, which plans are generally available to all employees of the Company.

Base Salary

        Base salary compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of base salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at other companies located in the northeastern United States of similar size and engaged in similar business to that of the Company. In recommending compensation levels, the Compensation Committee generally takes into account such factors as (i) the Company's past operating and financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes determinations based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies.

Incentive Compensation

        Incentive Compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial and strategic goals as well as meeting individual performance goals.

Stock Options

        Stock Options are the principal vehicle used by the Company to provide long-term incentive-based compensation to improve the Company's operating and financial performance and to support the recruitment, motivation and retention of key professional and managerial personnel. The Company's stock option plans are administered by the Board of Directors. To date, the Board of Directors has not granted stock options at less than fair market value.

        Stock options are granted from time to time to eligible employees and based upon the Company's overall financial performance and their contributions thereto. Stock options are designed to align the interest of the Company's executive officers and other employees with those of its stockholders by encouraging them to enhance the value of the Company, the price of the Common Stock and, hence, the stockholders' return. In addition, the vesting of stock options over a period of time is designed to defer the receipt of compensation by the option holder, thus creating an incentive for the individual to remain with the Company. The Company periodically grants new options to provide continuing incentives for future performance.

        During the fiscal year ended December 31, 2002, options to purchase 42,857 shares were awarded under the 1997 Stock Plan, as amended, to Timothy P. Losik, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer, and 42,857 shares were awarded to Michael K. Sheehy, Executive Vice President of Worldwide Sales. Such grants were pursuant to their respective employment offers. No other stock options were granted to any of the Company's Named Executive Officers, during fiscal 2002.

Other Benefits

        The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a stock purchase plan, pursuant to which employees may purchase Common Stock at a discount and a 401(k) Plan. The Company matches each employee's contributions to the 401(k) Plan up to 3% of such employee's salary. The Company also maintains medical, disability and life insurance plans and other benefit plans for its employees.

Compensation of the Chief Executive Officer

        Compensation for the Company's Chief Executive Officer, Robert L. Voelk, was determined in accordance with the policies applicable to the other executive officers of the Company described above. The 2002 base salary compensation for Mr. Voelk was $350,000. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation Committee determines the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to any of the executive officers unless certain requirements are met. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention, for so long as it is consistent with its overall compensation objectives, to structure executive compensation to minimize application of the deduction limitations of Section 162(m).

        The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

        This report has been respectfully submitted by the members of the Compensation Committee of the Board of Directors.*

            Richard D. Cramer
            Andrew E. Lietz
            William C. Styslinger, III

*
The Compensation Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Report of the Audit Committee

        The Audit Committee of the Board of Directors (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed and discussed with the independent auditors, PricewaterhouseCoopers LLP ("PwC"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

        The Audit Committee has received from and discussed with the independent auditors, PwC, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PwC their independence. These items relate to that PwC's independence from the Company. The Audit Committee also discussed with PwC any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee discussed with the Company's independent auditors, PwC, the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Directors who serve on the Audit Committee are all "independent" as defined by the National Association of Securities Dealers listing standards. The Board of Directors has determined that none of the Audit Committee members has a relationship to the Company that may interfere with their independence from the Company and its management.

        The Audit Committee has adopted a written charter setting out the audit related functions the Audit Committee is to perform.

        In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board of Directors subsequently approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and

the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent auditors, PwC.

        This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.*

            Richard D. Cramer
            Andrew E. Lietz
            William C. Styslinger, III

*
The Audit Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

        No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2002, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Relationship with Independent Accountants

        On June 28, 2002, upon the recommendation of the Audit Committee of Omtool, Ltd. (the "Company"), the Company's Board of Directors dismissed Arthur Andersen LLP ("Arthur Andersen"), as its independent public accountants, and engaged the services of PwC as its independent public accountants for the current fiscal year, which ends December 31, 2002, effective immediately. These actions followed the Company's decision to seek proposals from independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 2002.

        The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles. The Company and Arthur Andersen have not, in connection with the audit of the Company's financial statements for each of the prior two years ended December 31, 2001 and December 31, 2000 or for the interim period prior to and including June 28, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

        During fiscal years ended December 31, 2001 and December 31, 2000, and through the interim period prior to and including June 28, 2002, none of the reportable events as described under Item 304(a)(1)(v) of Regulation S-K have occurred.

        PwC has been the independent accounting firm that audits the financial statements of the Company and its subsidiaries since 2002. In accordance with standing policy, PwC periodically changes the personnel who work on the audit.

Audit Fees and All Other Fees

        Arthur Andersen provided professional services during 2002. The aggregate fees billed for 2002 for each of the following categories of services are set forth below:

Review of the March 31, 2002 financial statements	$10,250
All other fees	$26,610

        In addition to performing the audit of the Company's consolidated financial statements, PwC provided various other services during 2002. The aggregate fees billed for 2002 for each of the following categories of services are set forth below:

Audit of the December 31, 2002 financial statements and reviews of the March 31, 2002, June 30, 2002 and September 30, 2002 financial statements	$137,800
All other fees	$19,945

        "All other fees" includes tax planning and the preparation of tax returns of the Company and its subsidiaries and employee benefit plan audit.

Financial Information Systems Design and Implementation Fees

        Neither Arthur Andersen nor PwC provided any services related to financial information system design and implementation during 2002.

        The Audit Committee of the Company's Board of Directors reviewed summaries of the services provided by PwC and the related fees and concluded that the provision of non-audit services is compatible with maintaining the independence of PwC.

        Representatives from PwC are expected to be at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

Certain Relationships and Related Transactions

Consulting Arrangement with Arnold E. Ditri

        The Company entered into a consulting arrangement with Arnold E. Ditri, who has served as a Director of the Company since July 2001. Under this arrangement, Mr. Ditri provides consulting services to the Company at a fixed hourly rate and the Company reimburses Mr. Ditri for reasonable out of pocket expenses. Since the beginning of fiscal year 2001, the Company has paid $162,114 to Mr. Ditri pursuant to this consulting arrangement. The Company paid $106,184 to Mr. Ditri during fiscal year 2002. The Company terminated this consulting arrangement as of August 1, 2002.

eSped.com, Inc.

        On October 31, 2000, the Company entered into an agreement with eSped.com, Inc. ("eSped") to sublease from the Company 4,500 square feet of the premises the Company is occupying at the Company's Salem, New Hampshire, headquarters. Mr. Voelk is the Chairman of the Board of Directors of eSped and Mr. Schultz is a Director of eSped. The lease is a tenancy at will and commenced on February 1, 2001. Either party may terminate the lease with 120 days written notice to the other party. The annual amount of rent payments received in 2002 was $55,323 and the amount of rent payments received since the beginning of fiscal year 2001 was $119,864. As a result of a comparison by management of comparable real estate rates, the Company believes that this sublease is on terms no less favorable to the Company than could be obtained from an unrelated third party.

Stock Performance Graph

        The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering through December 31, 2002 with the cumulative total return on (i) the Nasdaq Market Index, and (ii) a broad peer group index prepared by Media General Financial Services consisting of Nasdaq listed companies grouped under SIC Code 7372.

COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN**
AMONG OMTOOL, LTD., NASDAQ MARKET INDEX
AND PEER GROUP INDEX

	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02
Omtool, Ltd.	100.00	28.66	23.17	14.30	7.32	2.73
Nasdaq Market Index	100.00	168.03	314.12	171.65	151.57	103.86
Peer Group Index	100.00	141.04	248.76	156.35	124.64	86.94

*
This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

**
Cumulative Total Return assumes $100 was invested on December 31, 1997 in the Company's Common Stock and in the Nasdaq Market Index and Peer Group Index and assure reinvestment of dividends, if any.

        The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source believed to be reliable, however, the Company is not responsible for any errors or omissions in such information.

PROPOSAL 2
RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of PricewaterhouseCoopers LLP ("PwC"), independent auditors, to serve as auditors for the fiscal year ending December 31, 2003. PwC has served as the Company's auditors and outside accountants since 2002. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR ratification of this selection. The ratification of this selection is not required under the laws of the State of Delaware, where the Company is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2002 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2002 with the following exceptions: a Form 4 for Anthony J. Scamurra, Vice President of Engineering and a former officer of the Company should have been filed on August 12, 2002 but was filed on August 13, 2002 and a Form 4 for Jeffrey Gretz, Vice President of Vertical Solutions and a former officer of the Company should have been filed on August 12, 2002 but was filed on August 13, 2002.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of the Company must be received at the Company's principal executive offices no later than November 22, 2003. Under the Company's Amended and Restated By-Laws, stockholders who wish to make a proposal at the next Annual Meeting—other than one that will be included in the Company's proxy materials—must notify the Company no earlier than October 23, 2003 and no later than November 22, 2003. If a stockholder who wishes to present a proposal fails to notify the Company by November 22, 2003, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's Amended and Restated By-laws, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the next Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested to Omtool, Ltd., 8A Industrial Way, Salem, New Hampshire 03079, Attention: Timothy P. Losik.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation

Committee Report on Executive Compensation," "Audit Committee Report" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

        Proxies may be solicited by the Company, by personal interview, mail and telephone. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. The cost of solicitation of proxies will be borne by the Company.

HOUSEHOLDING

        Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2002, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one proxy statement, Omtool, Ltd. will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Omtool, Ltd., 8A Industrial Way, Salem NH 03079, Attention: Timothy P. Losik. You can also notify ADP that you would like to receive separate copies of Omtool, Ltd.'s Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Omtool Ltd.'s Annual Report and proxy statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

ANNUAL MEETING OF STOCKHOLDERS OF

OMTOOL, LTD.

April 21, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

    / Please detach and mail in the envelope provided. /

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK  AS SHOWN HERE ☒

1.	To elect two (2) Class III directors to serve for three-year terms.
NOMINEES
☐	FOR ALL NOMINEES	o o	Robert L. Voelk Martin A. Schultz
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.	☐	☐	☐
To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY                                                                                                                                         PROXY

OMTOOL, LTD.

This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on April 21, 2003

        The undersigned hereby appoints Robert L. Voelk and Timothy P. Losik, or any of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd. to be held on April 21, 2003 at 1:00 p.m., at the offices of the Company, at 8A Industrial Way, Salem, New Hampshire, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of the Directors and FOR Proposals 2 and 3.

        The Board of Directors recommends a vote FOR the election of the Directors and FOR Proposals 2 and 3.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

        (Continued and to be signed on reverse side.)

QuickLinks

OMTOOL, LTD.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on April 21, 2003
OMTOOL, LTD.
PROXY STATEMENT
MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN** AMONG OMTOOL, LTD., NASDAQ MARKET INDEX AND PEER GROUP INDEX
PROPOSAL 2 RATIFICATION OF SELECTION OF AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
INCORPORATION BY REFERENCE
EXPENSES AND SOLICITATION
HOUSEHOLDING